UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 8, 2016

hhgregg, Inc.
(Exact name of registrant as specified in its charter)

Indiana	001-33600	47-4850538
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4151 East 96th Street Indianapolis, Indiana	46240
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 317-848-8710
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure Of Directors Or Certain Officers; Election Of Directors; Appointment Of Certain Officers; Compensatory Arrangements Of Certain Officers.

On March 8, 2016, to compensate Robert Riesbeck for his additional role as the Interim President and Chief Executive Officer of hhgregg, Inc. (the “Company”), the Board of Directors of the Company approved (i) an increase in his base salary from $419,370 to $650,000 and (ii) an annual cash incentive opportunity with a target equal to $650,000, with the actual payout ranging from 0% to 150% of base salary depending on the Company’s attainment of adjusted EBITDA targets. The increase in base salary will be retroactive to February 16, 2016, the date of his appointment as interim President and Chief Executive Officer.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

hhgregg, Inc.

March 11, 2016	By:	/s/ Robert J. Riesbeck

		Name:	Robert J. Riesbeck
		Title:	Interim President and Chief Executive Officer and Chief Financial Officer